                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 08, 1999
                    Capita Equipment Receivables Trust 1996-1


A New York                     Commission File               I.R.S Employer
Corporation                    NO. 333-08645                 No. 13-7097632

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Items. 5  Other

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date:                                                          January 8, 1999     Payment Date:     January 15, 1999
Collection Period:                                                         December 31, 1998


    I.    Information Regarding the Contracts

1.   Contract Pool Principal Balance
             a.    Beginning of Collection Period                                                 $ 830,833,548.84
             b.    End of Collection Period                                                       $ 775,264,137.88
             c.    Reduction for Collection Period                                                $  55,569,410.96
        2.   Delinquent Scheduled Payments
             a.    Beginning of Collection Period                                                 $  26,268,224.41
             b.    End of Collection Period                                                       $  25,045,266.82
        3.   Liquidated Contracts
             a.    Number of Liquidated Contracts
                   with respect to Collection Period                                                           387
                                                                                                  ----------------
             b.    Required Payoff Amounts of Liquidated Contracts                                $   2,547,714.20
             c.    Total Reserve for Liquidation Expenses                                         $              -
             d.    Total Liquidation Proceeds Received (1)                                        $   1,371,446.01
             e.    Liquidation Proceeds Allocated to Owner Trust                                  $   1,110,245.10
             f.    Liquidation Proceeds Allocated to Depositor                                    $     261,200.91
             g.    Current Realized Losses                                                        $   1,437,469.10
        4.   Prepaid Contacts
             a.    Number of Prepaid Contracts with respect
                   to Collection Period                                                                      1,709
                                                                                                  ----------------
             b.    Required Payoff Amounts of Prepaid Contracts                                   $   6,991,047.56
        5.   Purchased Contracts (by TCC)
             a.    Number of Contracts Purchased by TCC with
                   respect to Collection Period                                                                  0
                                                                                                  ----------------
             b.    Required Payoff Amounts of Purchased Contracts                                 $              -



        6.   Delinquency Status of Contracts (End of Collection Period)




                                     ------------------------------------------------------------------------------------------
                                                                                                              % of Aggregate
                                          Number of                % of         Aggregate Required           Required Payoff
                                          Contracts              Contracts        Payoff Amounts                 Amounts
                                     ------------------------------------------------------------------------------------------

             a.    Current                 89,369                 89.17%          $ 716,206,616.95                89.49%
             b.    31-60 days               5,482                  5.47%          $  47,511,093.73                 5.94%
             c.    61-90 days               2,172                  2.17%          $  15,188,492.20                 1.90%
             d.    91-120 days              1,335                  1.33%          $   9,815,995.62                 1.23%
             e.    120+ days                1,862                  1.86%          $  11,587,206.20                 1.45%
             f.    Total                  100,220                100.00%          $ 800,309,404.70               100.00%

        7.   Historical Delinquency Experience with Respect to Contracts


                   ----------------------------------------------------------------------------------------------------------------

                                              % of                  % of                       % of                  % of
                                           Aggregate              Aggregate                  Aggregate            Aggregate
                                        Required Payoff        Required Payoff            Required Payoff      Required Payoff
                                            Amounts                Amounts                    Amounts              Amounts
                      Collection
                         Periods      31-60 Days Past Due    61-90 Days Past Due       91-120 Days Past Due   120+ Days Past Due
                   ----------------------------------------------------------------------------------------------------------------

                     12/31/98                5.94%                  1.90%                      1.23%                1.45%
                     11/30/98                6.15%                  1.94%                      0.92%                1.30%
                     10/31/98                4.92%                  1.55%                      0.90%                1.28%
                      9/30/98                4.39%                  1.47%                      0.91%                1.24%
                      8/31/98                4.08%                  1.59%                      0.83%                1.00%
                      7/31/98                4.04%                  1.42%                      0.82%                1.17%
                      6/30/98                3.90%                  1.37%                      0.77%                1.41%
                      5/31/98                4.46%                  1.51%                      0.80%                1.41%
                      4/30/98                4.47%                  1.54%                      0.98%                1.25%
                      3/31/98                3.85%                  1.61%                      0.98%                1.12%
                      2/28/98                6.83%                  2.00%                      0.79%                1.09%
                      1/31/98                4.39%                  1.21%                      0.65%                0.94%
                     12/31/97                3.50%                  1.25%                      0.54%                0.85%
                     11/30/97                2.78%                  0.42%                      0.24%                0.16%
                     10/31/97                3.64%                  1.07%                      0.45%                0.73%
                      9/30/97                3.21%                  0.95%                      0.48%                0.82%
                      8/31/97                3.58%                  0.95%                      0.50%                0.80%
                      7/31/97                3.11%                  0.90%                      0.53%                0.78%
                      6/30/97                3.53%                  0.90%                      0.57%                0.69%
                      5/31/97                3.06%                  0.99%                      0.58%                0.63%
                      4/30/97                2.99%                  1.08%                      0.47%                0.64%
                      3/31/97                3.73%                  0.96%                      0.46%                0.61%
                      2/28/97                3.70%                  0.97%                      0.55%                0.55%
                      1/31/97                3.27%                  0.97%                      0.49%                0.40%
                     12/31/96                4.10%                  0.96%                      0.39%                0.20%
                     11/30/96                3.49%                  0.83%                      0.34%                0.00%
                     10/31/96                2.90%                  0.64%                      0.01%                0.01%

        8.   Historical Loss Experience With Respect to Contracts

                                                   -----------------------------------------------------------------------------
                                                         Collection     3 Collection   6 Collection Periods  Cumulative Since
                                                           Period      Periods Ending         Ending           Cut-off Date
                                                        December-98      December-98        December-98
                                                   -----------------------------------------------------------------------------
             a.    Number of Liquidated
                   Contracts                                387             1,438              2,961              16,822
             b.    Number of Liquidated
                   Contracts as a Percentage
                   of Initial Contracts                    0.138%          0.512%             1.055%              5.994%
             c.    Required Payoff Amounts of
                   Liquidated Contracts                  2,547,714        9,398,006         20,888,646         100,644,166
             d.    Liquidation Proceeds Allocated
                   to Owner Trust                        1,110,245        3,455,032          7,695,150          22,201,605
             e.    Aggregate Current Realized
                   Losses                                1,437,469        5,942,975         13,193,496          78,442,561
             f.    Aggregate Current Realized
                   Losses as a Percentage of
                   Cut-off Date Contract Pool
                   Principal Balance                       0.045%          0.187%             0.414%              2.463%


   II.   Information Regarding the Securities

        1.   Summary of Balance Information

                   ------------------------------------------------------------------------------------------

                                                                Principal Balance as of   Class Factor as of
                         Class                         Coupon      January 15, 1999        January 15, 1999
                                                        Rate         Payment Date            Payment Date

                   ------------------------------------------------------------------------------------------
             a.    Class A-1 Notes                    5.6000%            $0.00                  0.00000
             b.    Class A-2 Notes                    5.9500%            $0.00                  0.00000
             c.    Class A-3 Notes                    6.1100%       $125,930,075.70             0.19109
             d.    Class A-4 Notes                    6.2800%       $400,220,000.00             1.00000
             e.    Class B Notes                      6.5700%       $178,500,000.00             1.00000
             f.    Equity Certificates                6.7500%       $ 95,659,329.00             0.75021
             g.    Total                                N.A.        $800,309,404.70             0.25126


                   ----------------------------------------------------------------------------------

                                                     Principal Balance as   Class Factor as of
                         Class                       of December 15, 1998    December 15, 1998
                                                         Payment Date          Payment Date

                   ----------------------------------------------------------------------------------


             a.    Class A-1 Notes                         $0.00                 0.00000
             b.    Class A-2 Notes                         $0.00                 0.00000
             c.    Class A-3 Notes                    $182,722,444.25            0.27727
             d.    Class A-4 Notes                    $400,220,000.00            1.00000
             e.    Class B Notes                      $178,500,000.00            1.00000
             f.    Equity Certificates                $ 95,659,329.00            0.75021
             g.    Total                              $857,101,773.25            0.26909





        Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $800,309,404.70 and the CCA Balance is $87,066,397.85.


        2.   Monthly Principal Amount
             a.    Principal Balance of Notes and Equity Certificates
                   (End of Prior Collection Period)                                                   $   857,101,773.25
             b.    Contract Pool Principal Balance (End of Collection Period)                         $   775,264,137.88
             c.    Monthly Principal Amount                                                           $    81,837,635.37
        3.   Gross Collections
             a.    Scheduled Payments Received                                                        $    53,182,665.07
             b.    Liquidation Proceeds Allocated to Owner Trust                                      $     1,110,245.10
             c.    Required Payoff Amounts of Prepaid Contracts                                       $     6,991,047.56
             d.    Required Payoff Amounts of Purchased Contracts                                     $              -
             e.    Proceeds of Clean-up Call                                                          $              -
             f.    Investment Earnings on Collection Account and Note Distribution Account            $       168,737.30
             g.    Extension Fees Allocated to Owner Trust                                            $         4,902.61
             h.    Total Gross Collections (sum of (a) through (g))                                   $    61,457,597.64
        4.   Determination of Available Funds
             a.    Total Gross Collections                                                            $    61,457,597.64
             b.    Withdrawal from Cash Collateral Account                                            $       740,440.19
             c.    Total Available Funds                                                              $    62,198,037.83

        5.   Application of Available Funds

             ----------------------------------------------------------------------------------------------------------
                              Item                                        Amount            Remaining Available Funds
             ----------------------------------------------------------------------------------------------------------
             a.    Total Available Funds                                                           $ 62,198,037.83
             b.    Servicing Fee                                        865,451.61                 $ 61,332,586.22
             c.    Interest on Notes:
                   i)          Class A-1 Notes                                   0                 $ 61,332,586.22
                   ii)         Class A-2 Notes                                   0                 $ 61,332,586.22
                   iii)        Class A-3 Notes                          930,361.78                 $ 60,402,224.44
                   iv)        Class A-4 Notes                         2,094,484.67                 $ 58,307,739.77
                   v)         Class B Notes                             977,287.50                 $ 57,330,452.27
             d.    Interest on Equity
                   Certificates                                         538,083.73                 $ 56,792,368.54
             e.    Principal of Notes and
                   Equity Certificates:
                   i)         Class A-1 Notes                                 0.00                 $ 56,792,368.54
                   ii)        Class A-2 Notes                                 0.00                 $ 56,792,368.54
                   iii)       Class A-3 Notes                        56,792,368.54                 $          0.00
                   iv)       Class A-4 Notes                                  0.00                 $             -
                   v)       Class B Notes                                     0.00                 $             -
                   vi)      Equity Certificates                               0.00                 $             -
             f.    Deposit to Cash
                   Collateral Account                                         0.00                 $             -
             g.    Amount to be applied in
                   accordance with CCA
                   Loan Agreement                                             0.00                 $             -
             h.    Balance, if any, to Equity
                   Certificates                                               0.00                               0

  III. Information Regarding the Cash Collateral Account

        1.   Balance Reconciliation

             --------------------------------------------------------------------------------------------
                                                                                     January 15, 1999
                                         Item                                          Payment Date
             --------------------------------------------------------------------------------------------
             a.    Available Cash Collateral Amount (Beginning)                       92,734,908.32
             b.    Deposits to Cash Collateral Account                                     0.00
             c.    Withdrawals from Cash Collateral Account                            740,440.19
             d.    Releases of Cash Collateral Account Surplus
                   (Excess, if any of (a) plus (b) minus (c) over (f))                4,928,070.28
             e.    Available Cash Collateral Amount (End)
                   (Sum of (a) plus (b) minus (c) minus (d))                          87,066,397.85
             f.    Requisite Cash Collateral Amount                                   87,066,397.85
             g.    Cash Collateral Account Shortfall
                   (Excess, if any, of (f) over (e))                                       0.00
        2.         Calculation of Requisite Cash Collateral Amount
             a.    For Payment Dates from, and including, the
                   November 1996 Payment Date  to,
                   and including, the October 1997 Payment Date
                   1) Initial Cash Collateral Amount                                 207,040,000.00
             b.    For Payment Dates from, and including, the
                   November 1997 Payment Date until
                    the Final Payment Date, the sum of
                   1) 8% of the Contract Pool Principal Balance                      62,021,131.03
                   2) The Aggregate Principal Balance of the Notes
                    and the Equity Certificate Balance less the
                    Contract Pool Principal Balance                                  25,045,266.82
                   3) Total ((1) plus (2))                                           87,066,397.85


             c.    Floor equal to the lesser of
                   1) 2% of Cut-Off Date Contract Pool Principal
                   Balance ($63,704,600); and                                          63,704,600.00
                   2) the Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance
             d.    Requisite Cash Collateral Amount                                    87,066,397.85
        3.         Calculation of Cash Collateral Account Withdrawals
             a.    Interest Shortfalls                                                     0.00
             b.    Principal Deficiency Amount                                          740,440.19
             c.    Principal Payable at Stated Maturity Date of
                   Class of Notes or Equity Certificates                                   0.00
             d.    Total Cash Collateral Account Withdrawals                            740,440.19

   IV.    Information Regarding Distributions on Securities

                   ----------------------------------------------------------------------------------------------------------------
                                     Distribution            Class A-1            Class A-2                 Class A-3
                                        Amounts                Notes                Notes                     Notes
                   -------------------------------------------------------------------------------------------------------- -------
                   1. Interest Due                         $            -     $            -           $    930,361.78
                   2. Interest Paid                        $            -     $            -           $    930,361.78
                   3. Interest Shortfall
                   ((1) minus (2))                         $            -     $            -           $             -
                   4. Principal Paid                       $            -     $            -           $ 56,792,368.54
                   5. Total Distribution Amount
                   ((2) plus (4))                          $            -     $            -           $ 57,722,730.32



                   ----------------------------------------------------------------------------------------------------------------
                           Distribution              Class A-4              Class B           Equity
                              Amounts                  Notes                 Notes         Certificates            Totals
                   ----------------------------------------------------------------------------------------------------------------
                   1. Interest Due                   $ 2,094,484.67      $ 977,287.50       $ 538,083.73    $ 4,540,217.67
                   2. Interest Paid                  $ 2,094,484.67      $ 977,287.50       $ 538,083.73    $ 4,540,217.67
                   3. Interest Shortfall
                   ((1) minus (2))                   $            -      $          -       $          -    $            -
                   4. Principal Paid                 $         0.00      $          -       $          -    $ 56,792,368.54
                   5. Total Distribution Amount
                   ((2) plus (4))                    $ 2,094,484.67      $ 977,287.50       $ 538,083.73    $ 61,332,586.21


    V.      Information Regarding Other Pool Characteristics

             -------------------------------------------------------------------------------------------
                                                              As of End of          As of End of
                      Item                                    December-98            November-98
                                                           Collection Period      Collection Period
             -------------------------------------------------------------------------------------------
1.   Original Contract Characteristics
             a.    Original Number of Contracts                 280,634                 N.A.
             b.    Cut-Off Date Contract Pool
                   Principal Balance                         3,185,229,329              N.A.
             c.    Original Weighted Average
                    Remaining Term                            38.6 months               N.A.
             d.    Weighted Average
                   Original Term                              56.1 months               N.A.
        2.   Current Contract Characteristics
             a.    Number of Contracts                          100,220                105,834
             b.    Average Contract
                   Principal Balance                             7,736                  7,850
             c.    Weighted Average
                    Remaining Term                               24.9                  25.4

   VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule



             ----------------------------------------------------------------------------
                                                             Since Issue
               Period                                            CPR
             ----------------------------------------------------------------------------
               0                        Oct-96
               1                        Nov-96                 10.866%
               2                        Dec-96                  7.964%
               3                        Jan-97                  8.606%
               4                        Feb-97                  8.254%
               5                        Mar-97                  7.615%
               6                        Apr-97                  7.211%
               7                        May-97                  8.268%
               8                        Jun-97                  7.752%
               9                        Jul-97                  7.784%
              10                        Aug-97                  7.781%
              11                        Sep-97                  7.506%
              12                        Oct-97                  7.348%
              13                        Nov-97                  7.346%
              14                        Dec-97                  6.629%
              15                        Jan-98                  6.741%
              16                        Feb-98                  7.251%
              17                        Mar-98                  6.870%
              18                        Apr-98                  7.200%
              19                        May-98                  7.072%
              20                        Jun-98                  6.870%
              21                        Jul-98                  7.232%
              22                        Aug-98                  7.327%
              23                        Sep-98                  7.253%
              24                        Oct-98                  7.147%
              25                        Nov-98                  7.198%
              26                        Dec-98                  7.079%
              27                        Jan-99                  7.208%

  VII. Purchased, Liquidated and Paid Contracts
             A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 15, 1999.

      This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                                  Glenn A. Votek
                                  --------------
                                  Glenn A Votek
                     Executive Vice President and Treasurer